UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2011

MINDESTA INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30651	11-3763974
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 201, 290 Picton Avenue, Ottawa, Ontario, Canada	K1Z 8P8
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (613) 241-9959

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 13, 2011, Mindesta Inc. (the “Company”) issued a press release announcing a January 5, 2012 record date with respect to the distribution to the Company’s shareholders, in the form of a pro rata dividend-in-kind, of a majority of the common shares of Northern Graphite Corporation which it owns (the “Press Release”). A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1, the contents of which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated December 13, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINDESTA INC.

Date: December 13, 2011
	By:	/s/ Gregory Bowes

	Name:	Gregory B. Bowes
	Title:	Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 13, 2011